                                                                  EXHIBIT 10.8

                  FIRST AMENDMENT TO ARTICLES OF PARTNERSHIP
                          OF MONT BELVIEU ASSOCIATES

          THIS FIRST AMENDMENT TO ARTICLES OF PARTNERSHIP OF MONT BELVIEU ASSOCIATES (this "First Amendment") is made and entered into effective as of July 15, 1996, by and among Enterprise Products Company., a Texas corporation ("Enterprise"), and Enron Natural Gas Liquids Corporation, a Delaware corporation ("Enron").

                                  WITNESSETH:

          WHEREAS, Enterprise and Tenneco Oil Company, a Delaware corporation ("Tenneco Oil"), are parties to those certain Articles of Partnership (the "Articles") of Mont Belvieu Associates, dated July 17, 1985 (the "Partnership"); and

          WHEREAS, Enron is a successor in the interest of Tenneco Oil in the Partnership, and

          WHEREAS, the Partnership is the owner of an undivided 50% interest (the "Partnership Facilities Interest") in the Facilities; and

          WHEREAS, Enterprise is the owner of an undivided 12.5% interest in the Facilities (the "Enterprise Facilities Interest"); and

          WHEREAS, Enterprise, Enron and the other owners of the Facilities desire to expand the Facilities to increase their capacity to fractionate Raw Make (as defined in the Operating Agreement); and

          WHEREAS, the Partnership wishes to finance its 50% share of the cost of the expansion of the Facilities attributable to the Partnership Interest and to finance the 12.5% share of the cost of the expansion of the Facilities attributable to the Enterprise Interest;

          NOW, THEREFORE, for good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

     1. All capitalized terms used herein and not otherwise defined shall have the respective meanings ascribed to such terms in the Articles.

     2. The introductory paragraph of the Articles is hereby amended by deleting "TENNECO OIL COMPANY, a Delaware corporation ("Tenneco" from the fourth line of such introductory paragraph and substituting therefor "ENRON NATURAL GAS LIQUIDS CORPORATION, a Delaware corporation ("Enron")".

     3. Section 1.1 of the Articles is hereby amended by deleting "Tenneco" from the first line of such Section 1.1 and substituting therefor "Enron."

     4.  Section 1.3 of the Articles is amended by adding subsections (g) and
(h) immediately following subsection (f) of such Section 1.3 to read as follows:

     (g) to (i) borrow from Enterprise the Financing Debt, (ii) mortgage, pledge, assign or otherwise create a lien on such assets and properties of the Partnership as may be agreed by the Partners, for the purpose of securing payment of the Financing Debt, (iii) execute and deliver to Enterprise the Financing Agreement, and (iv) modify, rearrange, extend and/or refinance, with Enterprise or one or more banks, financial institutions or insurance companies, the Financing Debt;

     (h) to (i) borrow from the Banks the Term Loan Debt for the purpose of financing the cost of the Expansion attributable to the Partnership Facilities Interest and the Enterprise Facilities Interest and to pay financing and other costs and expenses in connection therewith, (ii) mortgage, pledge, assign or otherwise create a lien on such assets and properties of the Partnership as may be agreed by the Partners, for the purpose of securing payment of the Term Loan Debt, (iii) execute and deliver to the Banks the Term Loan Agreement, the Notes (as such term is defined in the Term Loan Agreement) and the other Loan Documents (as such term is defined in the Term Loan Agreement) and
          (iv) modify, rearrange, extend and/or refinance, with the Banks or one or more other banks, financial institutions or insurance companied, the Term Loan Debt.

     5. Section 1.4 of the Articles is hereby deleted in its entirety and the following is substituted therefor:

     1.4. Principal Place of Business. The principal place of business of the Partnership shall be maintained at 1400 Smith Street, Houston, Texas 77002 or such other place or places as the Partners may from time to time mutually determine. The Partnership shall not be limited in the conduct of its business to that location, but may conduct its business at any number of locations within and without the State of Texas as may be mutually determined by the Partners to be necessary or desirable.

     6. Section 1.6 of the Articles is hereby deleted in its entirety and the following is substituted therefor:

     1.6. Definitions. For purposes of this Agreement:

     "Affiliate" means, as to the party specified, any Person controlling, controlled by or under common control with such party, with the concept of control in such context meaning the possession, directly or indirectly, of the power to direct or cause direction of the management and policies of another, whether through the partnership or voting securities, or otherwise.

     "Amendment" means this First Amendment to Articles of Partnership of Mont Belvieu Associates, as amended, modified or supplemented from time to time.

     "Banks" mean the banks parties to the Term Loan Agreement.

     "Enterprise Facilities Interest" means the 12.5% undivided interest in the Facilities and the Expansion owned by Enterprise.

     "Expansion" has the Meaning specified therefor in the Term Loan Agreement.

     "Facilities" means the West Texas Fractionator and the Seminole Fractionator (including the Texaco Facilities), and includes all tanks, machinery, equipment, fixtures, appliances, pipes, valves, fittings and material of any nature whatsoever, all buildings and structures of any kind whatsoever and any and all appurtenances thereto located on the Site, which are necessary for the operation of the facilities, together with all alterations, additions, enlargements, revisions, substitutions or replacements of any kind as may be hereafter made pursuant to the terms of this Agreement, and including the fee estate in the Site and all easements, servitudes, permits or grants required for the operation of the facilities regardless of location.

     "Financing Agreement" mean the Financing Agreement dated as of June 1, 1994, among the Partnership and Enterprise, as amended, modified or supplemented from time to time.

     "Financing Debt" means the indebtedness for borrowed money owed by the Partnership to Enterprise from time to time under the Financing Agreement.

     "Fractionation Agreement" means the agreements described in Section 1.3(e) of this Agreement.

     "Managing Partner" means the Managing Partner designated in or appointed pursuant to Section 5.1 hereof.

     "Note A" means, collectively, those certain promissory notes dated as of July 16, 1996, of the Partnership respectively payable to the order of the Banks in the aggregate original principal amount of $6,800,000.

     "Note A Debt Service" means, for any Monthly Period, without duplication,
     (i) any principal of, or accrued interest on, Note A paid or payable during such Monthly Period and (H) 40% of the aggregate amount of any fees, penalties and other expenses paid or payable during such Monthly Period by the Partnership under, or in connection with the preparation, negotiation, execution and delivery by the Partnership of, the Term Loan Agreement and related documents.

     "Note B" means, collectively, those certain promissory notes dated as of July 16, 1996, of the Partnership respectively payable to the order of the Banks in the aggregate original principal amount of $10,200,000.

     "Note B Debt Service" means, for any Monthly Period, without duplication,
     (i) any principal of, or accrued interest on, Note B paid or payable during such Monthly Period and (il) 60% of the aggregate amount of any fees, penalties and other expenses paid or payable during such Monthly Period by the Partnership under, or in connection with the preparation, negotiation, execution and delivery by the Partnership of, the Term Loan Agreement and related documents.

     "Operating Agreement" means the Restated Operating Agreement for the Mont Belvieu Fractionation Facilities, Chambers County, Texas dated as of
     July 17, 1985, among Enterprise, Texaco Producing Inc., El Paso Hydrocarbons Company and Champlin Petroleum Company, as ratified by the Partnership and as amended, modified or supplemented from time to time.

     "Operator" means Enterprise or any successor to Enterprise selected by the Owners to operate the Facilities in accordance with the Operating Agreement.

     "Organizational or Administrative Expenses" means all expenses incurred by or on behalf of the Partnership in connection with its formation and organization or in the day-to-day conduct of the business of the Partnership, including, without limitation, legal, accounting and other professional fees, insurance premiums, and filing fees but specifically excluding Operating Expenses and Capital Expenditures, as such terms are defined in the Operating Agreement

     "Owners" means the parties to the Operating Agreement who own an interest in the Facilities, directly or indirectly, whether presently or in the future. The term "Owners" as defined herein shall not include any Affiliate of any Owner.

     "Partner" or "Partners" means Enron and/or Enterprise as defined in
     Article 1.1 hereof.

     "Partnership Agreement" shall mean the Articles of Partnership dated
     July 17, 1985, for the Partnership, by and between Enterprise and Tenneco Oil Company, as amended, modified or supplemented from time to time, including without limitation, the Amendment.

     "Partnership Facilities Interest" means the 50% undivided interest in the Facilities and the Expansion owned by the Partnership.

     "Partnership Interest" means the respective percentages of ownership interests of the Partners as set forth in Section 2.1 hereof.

     "Person" means any natural person, corporation, company, partnership, joint venture, association, joint-stock company, trust, foundation, fund, institution, society, union, club or other group organized for any purpose, whether incorporated or not, wherever located and of whatever citizenship; or any receiver, trustee in bankruptcy or similar official or any liquidating agent for any of the foregoing in his or her capacity as such.

     "Site" means the tracts or parcels of real property on which the Facilities are situated, as described on Exhibit "A" attached hereto.

     "Tenneco/Enterprise Interest" means an undivided 50 percent interest in the Facilities and an undivided 50% interest in the Site.

     "Term Loan Agreement" means the Term Loan Agreement dated as of July 16, 1996, among the Partnership, The Chase Manhattan, Bank, as the Agent, and the Banks, as amended, modified or supplemented from time to time.

     "Term Loan Debt" means the indebtedness for borrowed money owed by the Partnership from time to time under the Term Loan Agreement.

     7. Section 2.1 of the Articles is hereby deleted in its entirety and the following is substituted therefor:

     2.1 Interests. Each Partner shall have a Partnership Interest in the Partnership in the percentage set opposite that Partner's name below:

                Partner                 Partnership Interest
                ------                  --------------------

               Enterprise                       50%

                 Enron                          50%

     8. Section 3.1 of the Articles is hereby deleted in its entirety and the following is substituted therefor:

     3.1. Allocation of Profits and Losses.

     (a) Each item of income, gain or credit realized by the Partnership shall be allocated to the Partners in accordance with their Partnership Interests.

     (b) Each item of expense, loss or other deduction realized by the Partnership shall be allocated to the Partners (i) with respect to any expense, loss or other deduction realized by the Partnership relating to the Note A Debt Service, to Enron, (ii) with respect to any expense, loss or other deduction realized by the Partnership relating to the Note B Debt Service, to Enterprise and (iii) with respect to any other expense, loss or other deduction realized by the Partnership, to the Partners in accordance with their Partnership Interests.

     9. Section 3.2 of the Articles is hereby deleted in its entirety and the following is substituted therefor:

     3.2. Distributions.

     (a) Term Loan Proceeds. Amounts aggregating up to $3,400,000.00 shall be distributed to Enterprise in cash solely for the purpose of paying for the costs of the expansion of the Facilities attributable to the Enterprise Interest. Such distributions shall occur at such times and in such amounts, not to exceed $3,400,000.00 in the aggregate, as funds are required by Enterprise to pay such costs.

     (B) Other Distributions. The Partnership shall make such other distributions as are approved (by written agreement or otherwise) unanimously by the Partners.

     10.  Section 3.3 of the Articles is hereby deleted in its entirety and
Section 3.4 of the Articles is renumbered as Section 3.3.

     11. Section 5.1 of the Articles is hereby deleted in its entirety and the following is substituted therefor:

     5.1. Appointment of Managing Partner. The Managing Partner shall be responsible for carrying out the policies of the Partnership as mutually established by the Partners and shall have primary responsibility for the day-to-day conduct of the business of the Partnership. Enron is hereby designated the Managing Partner. Enron shall from time to time designate (with the prior consent of Enterprise, which consent shall not be unreasonably withheld) the Managing Partner, who may be removed at any time by Enron (with the prior consent of Enterprise, which consent shall not be unreasonably withheld) upon at least thirty (30) days' written notice.

     12. Section 5.2(a) of the Articles is hereby amended by deleting "pursuant to their respective Throughput Agreements" from the eighth and ninth lines thereof.

     13. Section 7.2 of the Articles is hereby deleted in its entirety and the following is substituted therefor:

     7.2. Winding Up.

     (a) Distribution of Assets. Unless otherwise dissolved as provided in
     Section 7.1 hereof, the Partnership shall continue until dissolved by agreement of the Partners. Upon dissolution by agreement or dissolution as otherwise provided in Section 7.1 hereof, the affairs of the Partnership shall be liquidated and the assets of the Partnership shall be distributed to the Partners pro rata in accordance with each Partner's Partnership Interest.

     (b) Capital Account Deficit. If the Partners' capital account balances are not equal at the time of the distribution of the assets of the Partnership set forth in Section 7.2(a), the Partner with the lesser capital account shall make a contribution to the capital of the Partnership in an amount sufficient to equalize the Partner's capital accounts.

     14. Section 9.6 of the Articles is hereby deleted in its entirety and the following is substituted therefor:

     9.6. Notices. All notices provided for under this Agreement shall be in writing and shall be sufficient if sent by certified or registered mail, return receipt requested, or if delivered personally or by facsimile, confirmed by mail, to the respective Partners at the respective addresses shown below:

                Enterprise:     Enterprise Products Company
                                P.O. Box 4324
                                Houston, Texas 77210
                                Attention: President

                Enron           Enron Natural Gas Liquids Corporation
                                1400 Smith Street
                                Houston, Texas 77002
                                Attention: Vice President and Secretary

Either Partner may change such Partner's address for receipt of notice by notice to the other Partner as provided above.

     15. Pursuant to the requirements of section 5.4 of the Articles, the parties hereto hereby consent to the borrowings described in Sections 1.3(g) and
(h) of the Articles as added by Section 2 of this First Amendment and to each of the other transactions described in this First Amendment.

     16. This First Amendment shall be governed by, and construed in accordance with, the laws of the State of Texas (other than the conflicts of law provisions thereof).

     17. Except as expressly amended by this First Amendment, the Partnership Agreement is ratified and reaffirmed and all of the terms, conditions and provisions shall remain in full force and effect.

     IN WITNESS WHEREOF, the parties hereto have executed this First Amendment in multiple counterparts and in a number of copies, each of which shall be deemed an original but all of which shall constitute one and the same instrument, all as of the date first above written.

                                ENTERPRISE PRODUCTS COMPANY

                                By: /s/ Gary L. Miller
                                    ----------------------------------------
                                    Gary L. Miller, Executive Vice President

                                ENRON NATURAL GAS LIQUIDS CORPORATION

                                By: /s/ Thomas P. Tosoni
                                    ----------------------------------------
                                    Thomas P. Tosoni, Vice President, Finance